. . . 1 OceanFirst Bank OceanFirst Financial Corp. Q3 2026 Earnings Release Supplement(1) (1) The Q3 2026 Earnings Release Supplement should be read in conjunction with the Earnings Release furnished as Exhibit 99.1 to the Form 8-K filed with the SEC on October 27, 2026. OCEANFIRST BANK | O c t o b e r 27, 2026 Exhibit 99.2

. . .Legal Disclaimer 2 FORWARD LOOKING STATEMENTS. In addition to historical information, this presentation contains certain forward-looking statements within the meaning of the federal securities laws, which are based on certain assumptions and describe future plans, strategies and expectations of OceanFirst Financial Corp (the “Company”). Forward looking statements may be identified by the use of the words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “could,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of the Company’s management and are not predictions of actual performance, and, as a result, are subject to risks and uncertainties. These forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict, may differ from assumptions and many are beyond the control of the Company. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: changes in interest rates, inflation, the shape of the yield curve, general economic conditions, including potential recessionary conditions, levels of unemployment in the Company’s lending area, real estate market values in the Company’s lending area, potential goodwill impairment, natural disasters, potential increases to flood insurance premiums, the current or anticipated impact of military conflict, terrorism or other geopolitical events, the imposition of tariffs or other domestic or international governmental policies, trade restrictions and retaliatory measures impacting the Company’s borrowers and the broader economy, the effects of a potential future federal government shutdown, debt ceiling impasses or fiscal uncertainty, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, the availability of low-cost funding, changes in liquidity, including the size and composition of the Company’s deposit portfolio and the percentage of uninsured deposits in the portfolio, changes in capital management and balance sheet strategies and the ability to successfully implement such strategies, competition, demand for financial services in the Company’s market area, our ability to enter into new markets and capitalize on growth opportunities, the adequacy of and changes in the economic assumptions and methodology for computing the allowance for credit losses, availability of capital, our ability to maintain and increase market share and control expenses, changes in investor sentiment and consumer spending, borrowing and savings habits, changes in accounting principles, risks associated with cybersecurity threats, data breaches, ransomware attacks, or other failures in the Company’s operational or security systems or infrastructure, including the risks arising from the Company’s dependence on third-party service providers and vendors, the Company’s ability to achieve the estimated cost savings and efficiencies from the Flushing acquisition, the failure to maintain current technologies and the operational risks associated with the adoption of artificial intelligence and other emerging technologies, failure to retain or attract employees, the impact of pandemics on our operations and financial results and those of our customers and the Bank’s ability to successfully integrate acquired operations. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of OceanFirst’s Annual Report on Form 10-K for the year ended December 31, 2025, and other documents filed by OceanFirst from time to time with the U.S. Securities and Exchange Commission (the “SEC”). The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP (generally accepted accounting principles) measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See reconciliations of certain non-GAAP measures included at the end of this presentation and in the Company’s Earnings Release furnished as Exhibit 99.1 to the Form 8-K as filed with the SEC on October 27, 2026. MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third-party industry sources and publications. Nothing in the data, forecasts or information used or derived from third-party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. These estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change.

. . . 33 OceanFirst Bank Quarterly Earnings Update

. . .Q3-26 Financial Highlights (1) For non-GAAP financial measures, please refer to the “Non-GAAP Reconciliations” in the Appendix for a reconciliation to GAAP financial information (2) Estimated CET1 Ratio Financial Highlights $0.48 Core Diluted EPS(1) $172 million Net Interest Income 0.80% Core ROAA(1) 10.35% Core ROTCE(1) $0.72 Core PTPP Diluted EPS(1) 10.6% CET1 Ratio(2) • Completed the Flushing core system conversion in September, bringing the combined company onto a single operating platform. With integration substantially complete, both the remaining cost savings and a return to excess capital accretion are anticipated in Q4-26. • Net interest income of $172.1 million increased $51.4 million (or 43%) from the linked quarter and $81.5 million (or 90%) from Q3-25, the ninth consecutive quarterly increase, reflecting a full quarter of Flushing and $5.5 million of non-recurring interest income from payoffs of acquired non-performing assets. • Commercial loan originations increased 15% to $735 million, driving total loan growth of $216 million (5% annualized). Forward pipeline remains robust totaling $541 million at Q3-26. • Capital remains strong with our CET1 Ratio(2) relatively flat from the linked quarter at 10.6%. 4

. . .Loan Portfolio Trends Consistent loan growth with increasing portfolio yields ($’millions)  Total loans increased $216 million (5% annualized).  We maintained strong momentum, delivering $735 million (15% increase) in loan originations and had $541 million in loan pipeline at Q3-26. 5,211 5,421 5,479 9,125 9,328997 986 1,017 1,801 1,833 999 1,228 1,302 1,908 1,998 3,135 3,194 3,128 3,245 3,143 5.49% 216 Q3-25 5.43% 203 Q4-25 5.34% 198 Q1-26 5.55% 197 Q2-26 5.82% 189 Q3-26 10,558 11,032 11,124 16,276 16,491 Average Loan Yield Home Equity & Consumer Residential C&I - non-real estate C&I - real estate CRE Investor-Owned 5

. . .Deposit Trends – Deposits increased $319 million (or 7% annualized) of which non-maturity deposits grew $178 million. – Total weighted average cost of deposits of 2.17% during Q3-26. – Loan-to-deposit ratio of 91.2% Deposit Mix Remains Stable ($’millions) 2,215 2,469 2,387 4,211 4,3521,000 986 986 1,059 1,047 1,398 1,413 1,489 3,376 3,4714,091 4,354 4,537 6,277 6,334 1,732 1,742 1,757 2,837 2,875 Q3-25 Q4-25 Q1-26 Q2-26 Q3-26 10,436 10,964 11,156 17,760 18,079 Non-Int. Bearing Int. Bearing Checking Money Market Savings Time Deposits 6 Cost of Deposits Spot Avg Type of Account Q3-25 Q4-25 Q1-26 Q2-26 Q3-26 Q3-26 Int. Bearing Checking 2.08% 2.05% 2.15% 2.35% 2.46% 2.46% Money Market 2.75% 2.43% 2.43% 2.92% 2.84% 2.92% Savings 0.63% 0.55% 0.52% 0.52% 0.54% 0.52% Time Deposits 3.74% 3.64% 3.48% 3.53% 3.54% 3.08% Total (incl. non-int. bearing) 2.04% 2.00% 1.99% 2.26% 2.28% 2.17%

. . .Net Interest Income and Net Interest Margin Trends Net Interest Margin NIM Bridge 2.91% Q3-25 2.87% Q4-25 2.93% Q1-26 3.05% Q2-26 3.18% Q3-26 NIM Net Interest Income ($’000s) 90,657 Q3-25 95,278 Q4-25 96,447 Q1-26 120,730 Q2-26 172,116 Q3-26 Net Interest Income  Net interest income increased $51 million (or 43%) and $81 million (or 90%) compared to Q2-26 and Q3-25, respectively, reflecting a full quarter of Flushing and $5.5 million of non- recurring interest income.  Net interest margin of 3.18% increased 13 bps from the linked quarter; which included ~10 bps of one-time interest recoveries on non-performing assets. 7 Q2-26 NIM 0.11% Impact of Purchase Accounting 0.10% Impact of Non-Recurring NPA Payoffs -0.08% Impact of Acquisition & other Portfolio changes Q3-26 NIM 3.05% 3.18% (1) (2) (1) Non-Recurring Interest Income related to payoffs of non-performing assets (2) Net Impact of Full Quarter Acquisition Balances and other related changes

. . . Core Efficiency Ratio(1) Expense Discipline and Focused Investment Core Non-Interest Expense(1) ($’000) 10,517 9,757 9,399 13,329 20,0943,467 3,579 3,222 3,405 3,596 7,164 7,104 7,052 7,655 12,291 4,130 4,617 7,029 6,701 6,753 8,444 12,427 41,387 40,984 39,484 50,202 61,310 2,826 Q3-25 3,102 Q4-25 3,215 Q1-26 Q2-26 Q3-26 72,390 71,227 69,125 87,165 114,335 Compensation & employee benefits Occupancy & equipment FDIC & regulatory assessments Data processing Professional fees Other Opex  Q3-26 core non-interest expenses increased by $27.2 million (or 31%) from the linked quarter, driven primarily by a full quarter of Flushing activity across all expense categories.  Increased expenses from a full quarter of Flushing operations were partially offset by initial cost savings, in line with previously announced targets. (2) 8 70.30% Q3-25 68.19% Q4-25 66.76% Q1-26 66.20% Q2-26 61.75% Q3-26 2.12% 1.97% 1.93% 2.02% 1.95% Core Efficiency Ratio Core Non-Interest Expense to Average Assets (Annualized) (1) For non-GAAP financial measures, please refer to the “Non-GAAP Reconciliations” in the Appendix for a reconciliation to GAAP financial information. (2) Other Opex includes marketing, check card processing, amortization of intangibles, and other expenses.

. . .Generating Consistent Returns Book Value and Tangible Book Value per Common Share(1) ($) Core ROAA(1) and ROTCE(1)  Capital remains strong and above “well capitalized” levels.  CET-1 ratio declined modestly due to loan growth and the impact of non-recurring Flushing related merger expenses.(3)  Capital accretion expected to resume in Q4-26. Capital Management ($’millions) 19.52 19.79 19.86 18.19 18.08 28.81 28.97 28.98 24.50 24.32 Q3-25 Q4-25 Q1-26 Q2-26 Q3-26 Book Value per Share Tangible Book Value per Common Share 12 12 12 12 20 3 4 8.1% 10.6% 0 Q3-25 8.1% 10.7% 0 Q4-25 8.2% 10.7% Q1-26 7.9% 10.7% Q2-26 7.8% 10.6% 1 Q3-26 Tangible Stockholders’ Equity to Tangible Assets(1) CET1 Share Repurchases Common Dividend 9 (1) For non-GAAP financial measures, please refer to the “Non-GAAP Reconciliations” in the Appendix for a reconciliation to GAAP financial information. (2) Represents share repurchases from employees who have elected to have shares withheld to cover withholding taxes. These shares are not included as repurchases under the authorized share repurchase programs. (3) Estimated CET1 Ratio (2) (3) 0.60 0.65 0.68 0.71 0.80 7.19% Q3-25 8.21% Q4-25 8.56% Q1-26 8.92% Q2-26 10.35% Q3-26 Core ROTCE Core ROAA

Management Q4-26 and Q1-27 Outlook

	Q4-26	Q1-27	Comments
Loans	~1-2% per quarter		• Expecting continued steady growth. • Credit is expected to remain benign and reserves sufficient.
Deposits	Consistent with loan growth		• Maintain loan-to-deposit ratio <=95%.
Net Interest Margin	Stable to modest expansion; low single digit		• Subject to expected growth and interest rate trends. • 1 rate hike in December 2026 and 1 rate hike in March 2027.
Other Income	~$13 million		• Subject to loan swap activity.
Operating Expenses	~$110 million	~$105 million	• Remaining cost savings are expected to flow through operating expenses in October. • Additional strategies focused on improving operating leverage on our baseline operating model are in process, moving our quarterly run-rate towards $105 million.
Capital	Strong CET1 ratio (>10.5%)		• Will manage over time to support anticipated growth, while minimizing excess capital accumulation above 11% CET1 ratio.

10

OceanFirst

. . . 1.53% Strong asset quality trends driven by prudent growth and strong credit risk management Quarterly Credit Trends (1 of 2) Non-Performing Loans(1) and Assets(2) ($’000) Special Mention and Substandard Loans ($’000) Criticized loans as a % of total loans remains stable at 3.13%. The increase in Q2-26 was driven by the Flushing acquisition. 11 104,773 93,715 154,441 370,650 388,168 136,705 127,843 1.17% 18,972 Q3-25 1.01% 18,161 Q4-25 1.53% 15,901 Q1-26 3.12% Q2-26 3.13% Q3-26 (1) PCD loans are not included in these metrics. Refer to Asset Quality section in the Earnings Release for additional information. (2) Q2-26 Includes non-performing investments of $20.7 million acquired from Flushing. (3) OCFC criticized loans exclude other real estate owned. OCFC Criticized Loans / Total Loans Special Mention Substandard(3) 35,586 22,359 28,738 54,051 60,872 7,498 10,266 10,393 13,453 13,575 0.34% 0.30% Q3-25 0.20% 0.22% Q4-25 0.26% 0.27% Q1-26 0.33% 0.38% Q2-26 0.37% 0.32% Q3-26 NPL to total loans NPA to total assets OREO Non-performing loans

. . .Quarterly Credit Trends (2 of 2) NCOs / (Recoveries) and Provision for Credit Loss Expense ($’000) 12 Loan Allowance for Credit Losses (ACL) ($’000) 81,236 83,726 86,110 209,716 212,288 0.77% Q3-25 0.76% Q4-25 0.77% Q1-26 1.29% Q2-26 1.29% Q3-26 ACL % of Total Loans ACL 4,092 3,700 2,738 4,002 4,268 617 1,974 701 1,514 1,456 0.02% Q3-25 0.07% Q4-25 0.03% Q1-26 0.05% Q2-26 0.04% Q3-26 Net Charge-offs / Avg Loans (annualized) Provision Expense Net Charge-offs (Recoveries)

. . . COVID-19 Pandemic Track Record of Strong Credit Performance  From 2006 to Q3-26, inclusive of the Global Financial Crisis, Hurricane Sandy, and the COVID-19 Pandemic, OCFC’s NCO to average loans totaled 12 bps per year compared to 67 bps for all commercial banks between $10–$50 billion in assets.  From 2006 to Q3-26, peak net charge-offs to average loans for OCFC totaled 56 bps in 2011. Peak charge-offs for commercial banks between $10 - $50 billion in assets were 253 bps in 2009. Global Financial Crisis Hurricane Sandy 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q2-26 Q3-26 OCFC NCO / Avg Loans Commercial Banks ($10-50 bn) NCO / Avg Loans(1) 13 Source: S&P Global. (1) Any period with net recoveries is denoted as 0% NCO / Avg Loans in the graph. (2) Commercial bank reporting is on a one quarter lag (2)

. . . 1414 OceanFirst Bank Company Overview

Overview of OceanFirst

Corporate Overview and Market Data

Ticker	OCFC (NASDAQ)
HQ	Red Bank, NJ
Branch Network	72 branches; 8 commercial banking centers
Moody's and KBRA Ratings(1)	Baa3 and BBB+
Market Cap at 9/30/26	$1.6 billion

Balance Sheet and Capital Q3-26

Assets	$23.4 billion
Net Loans	$16.3 billion
Deposits	$18.1 billion
Non-performing Loans / Loans(2)	0.37%
Tang. Equity / Tang. Assets(3)	7.8%
CET1 Ratio (Estimated)	10.6%

Core Profitability Q3-26(3)

Net Income	$46.9 million
EPS	$0.48
Net Interest Margin (%)(4)	3.18%
Efficiency Ratio (%)	61.8%
ROAA (%)	0.80%
ROTCE (%)	10.35%

Q3-26 Loan Portfolio ($'millions)



Home Eq. & Consumer
$189
Residential
$3,143
C&I - non-real estate
$1,998
C&I - real estate
$1,833
$9,328
CRE Investor -Owned

Q3-26 Deposit Base ($'millions)



Time deposits
$4,352
Non-interest
$2,875
Savings
$1,047
$3,471
Money market
$6,334
Interest Checking

Tailored Footprint Across Key Markets(5)



MA
Boston
NY
NJ
PA
MD
Baltimore
OCFC – Commercial Centers (8)
OCFC – Retail Branches (72)

- ✓ Operates in or near five MSAs within the I-95 corridor, the deepest banking market within the U.S.
- ✓ High-density, contiguous footprint supports efficient growth and cross-sell opportunities
- ✓ Full-service commercial bank serving retail and commercial clients
- ✓ Relationship-driven lending model with a diversified product offering

Note: All data presented is as of September 30, 2026.
(1) Moody's: Holding Company Long Term Issuer rating. KBRA: Holding Company Senior Unsecured Debt rating.
(2) PCD loans are not included in these metrics.
(3) For non-GAAP financial measures, please refer to the "Non-GAAP Reconciliations" in the Appendix for a reconciliation to GAAP financial information.
(4) GAAP NIM includes prepayment fee income and purchase accounting accretion.
(5) Premier Banking Locations not shown on map located at Third Ave, New York City and Melville, Long Island.

15

OCEANFIRST

. . .Proven Historical Net Interest Income and Loan Growth 120,262 169,218 240,502 255,971 312,951 305,338 377,477 369,731 334,035 360,223 389,293 3.46% 2016 3.52% 2017 3.71% 2018 3.62% 2019 3.16% 2020 2.93% 2021 3.37% 2022 3.02% 2023 2.72% 2024 2.90% 2025 3.07% YTD Sep-26 Net Interest Margin Net Interest Income Net Interest Income Growth ($’thousands) Net Interest Income CAGR 17% 1,135 1,187 2,023 2,296 3,492 4,378 5,172 5,354 5,288 5,421 9,328 687 758 1,046 1,189 1,616 1,504 1,620 1,610 1,550 2,214 3,831 1,704 1,749 2,045 2,321 2,309 2,480 2,862 2,980 3,050 3,194 3,143 291 281 2016 2017 475 2018 408 2019 339 2020 261 2021 264 2022 203 2025 189 Q3-26 3,817 3,975 5,589 6,214 7,756 8,623 9,918 10,195 10,118 11,032 16,491 230 2023 251 2024 Home Equity & Consumer Residential C&I Investor-Owned CRE Significant Growth in Commercial Loan Portfolio ($’millions) Investor-Owned CRE CAGR 24% C&I CAGR 19% 16 (1) (1) NII CAGR is based on a 2026 Annualized estimate

. . .Balanced Approach to Deposit Pricing and Growth Deposit Composition ($’millions) 646 867 937 1,373 1,542 2,445 2,081 2,469 4,352 877 898 1,491 1,608 1,488 1,399 1,066 986 1,0471,022 1,301 1,413 3,471 1,627 1,954 2,350 2,539 3,647 4,202 3,830 3,912 4,001 4,354 6,334 1,151 1,377 2,133 2,412 2,101 1,657 1,617 1,742 2,875 757 364 661607 2017 570 2018 578 2019 784 2020 736 775 2021 714783 2023 2024 2025 Q3-26 4,188 4,343 5,815 6,329 9,428 9,733 9,675 10,435 10,066 459673 2016 10,964 18,079 2022 Non-interest-bearing deposits Interest-bearing deposits Money Market Savings Time deposits Organic Deposit Growth ($’millions) 2,065 4,343 4,199 5,880 7,534 9,733 9,675 10,435 10,066 10,964 11,139 2,123 1,616 1,894 6,940 2016 2017 2018 449 2019 2020 2021 2022 2023 2024 2025 Q3-26 4,188 5,815 6,329 9,428 18,079 61% 39% Commercial Consumer Total: $18.1B Deposit Stratification 17 Acquired Deposits Organic Deposits Q3-26 Avg. Cost of Deposits 2.17%

. . .Conservative Credit Risk Profile (1) PCD loans are not included in these metrics. Refer to the “Asset Quality” section in the Earnings Release for additional information. 0.54% 2017 0.25% 2018 0.22% 2019 0.32% 2020 0.16% 2021 0.15% 2022 0.19% 2023 0.22% 2024 0.22% 2025 0.38% Q2-26 0.32% Q3-26 NPA/Assets Continued Focus on Credit Risk(1)Non-performing Loans by Type as % of Loans(1) 18 0.05% 2017 0.09% 0.01% 0.03% 0.13% 0.05% 2018 0.05% 0.08% 0.00% 0.12% 0.04% 2019 0.14% 0.17% 0.02% 0.11% 0.03% 2020 0.02% 0.10% 0.00% 0.07% 0.02% 2021 0.07% 0.04% 0.00% 0.06% 0.02% 2022 0.18% 0.00% 0.05% 0.02% 2023 0.10% 0.04% 0.00% 0.10% 0.03% 2024 0.08% 0.04% 0.01% 0.06% 2025 0.24% 0.03% 0.01% 0.04% Q2-26 0.24% 0.21% 0.02% 0.06% Q3-26 0.52% 0.31% 0.29% 0.47% 0.22% 0.04% 0.26% 0.27% 0.20% 0.33% 0.37% 0.15% 0.01% 0.11% 0.19% CRE: IO C&I - Real Estate C&I - Non-Real Estate Residential Consumer 0.01% 0.01%0.02% 0.01%

. . .Business Model Strength Driving Significant Capital Return $12.33 $0.49 $0.55 $1.01 $13.67 2015 $1.04 $1.55 $12.94 2016 $1.09 $2.15 $13.58 2017 $1.39 $2.77 $14.26 2018 $1.97 $3.45 $15.13 2019 $2.25 $4.13 $14.98 2020 $2.86 $4.81 $15.93 2021 $2.98 $5.55 $17.08 2022 $2.98 $6.35 $18.35 2023 $3.35 $7.15 $18.98 2024 $3.74 $7.95 $19.79 2025 $3.86 $8.55 $18.08 Q3-262013 $15.62 $15.53 $16.82 $18.42 $20.55 $21.36 $23.60 $13.95 $27.68 $29.48 $31.48 $30.49 $12.91 2014 $0.94 $25.61 The growth in TBV per common share(1) over the past decade is attributed to:  Minimally dilutive and strategic acquisitions including in existing and critical new markets  Stable and competitive dividend ‒ 119th consecutive quarter  Historical target Payout Ratio of 30% to 50%  Q3-26 decrease in TBVPS attributable to the Flushing acquisition Growth Since 2013 Tangible Book Value per Share(1) 46.6% Total Capital Return per Share 147.3% Cumulative Share Repurchase/Share Cumulative Dividends/Share TBVPS 19 (1) For non-GAAP financial measures, please refer to the “Non-GAAP Reconciliations” in the Appendix for a reconciliation to GAAP financial information.

OceanFirst's AI and Automation

Long-term Strategic Vision

- Drive **operating leverage** and **scale** through automation
- Enhance the **customer experience** through **best-in-class speed to market**, **advanced functionality**, and **service quality**
- Strengthen **risk management** and **operational controls** through automation

Current State of Automation

- **Established a centralized Automation Transformation Office (ATO)** to govern AI investment with disciplined, ROI-based prioritization, concentrating capital on the highest-value use cases and compressing time-to-deployment across the enterprise
- **Built a unified, governed data platform** that serves as the scalable foundation for every downstream AI initiative
- **Deployed conversational AI across our omni-channel platform**, elevating customer experience while lowering cost-to-serve
- **Rolled out AI productivity tools enterprise-wide**, embedding measurable efficiency gains into every department
- **Adopted AI-assisted software development** to speed delivery and redirect engineering toward high-value architecture and business solutions databricks ANTHROPIC OpenAI Microsoft kore.ai

2023-2025: Foundation & Quick Wins

INFRASTRUCTURE

- Enterprise data management upgraded
- Data governance foundation established
- AI governance framework approved
- Employee AI rollout

2026-2027: Scale & Integration

EXPANSION

- Automation Engineers aligned with business
- Embedded AI across business lines
- Advanced analytics supporting all business lines
- Scaled delivery of AI & decisioning capabilities
- Centralized intake and ROI-based prioritization
- Back-office automation & streamlined processing

2028 & onward: Optimization & Innovation

DIFFERENTIATION

- AI-native workflows with human oversight
- Continue to embed AI across business lines
- Enterprise model lifecycle management
- Proprietary data & intelligence advantage
- Controlled AI innovation sandbox

20

OceanFirst

. . . 21 21 21 OceanFirst Bank Appendix OCEANFIRST BANK | O c t o b e r 2 7 , 2026

Diversified CRE Portfolio with Conservative Risk Profile

CRE Investor-Owned - Collateral Details

$'millions	CRE: Investor-Owned	% of Total	WA LTV (%)	WA DSCR (x)
Office	1,102	12.8%	56.4%	1.76x
Retail	1,937	22.5%	56.8%	1.87x
Multi-Family	1,766	20.5%	53.9%	1.48x
Industrial / Warehouse	1,026	11.9%	50.1%	2.02x
Hospitality	283	3.3%	43.0%	1.38x
Other (1)	2,488	29.0%	44.0%	1.68x
CRE: Investor-Owned	**8,602**	**100.0%**	**51.2%**	**1.72x**
Construction	726			
CRE: Investor Owned & Construction Total	**9,328**			

- ***Underlying collateral is diversified.***
- ***Low concentration in the Multi-Family portfolio***, which represents 7.6% of total assets.
- ***Maturity wall is modest and has a minimal impact:*** Our CRE Investor-Owned maturity wall, totaling $1.5 billion (or 9% of total loans), is set to mature in 2026 and 2027 with weighted average rates of 5.16% and 4.97%, for each respective cohort.

CRE Investor-Owned Portfolio by Geography[2]


MD/DC Other
MA
5%
3%
3%
NJ
16%
17%
PA/DE
56%
NY

Limited underlying concentration exposure:

- NYC Office Central Business District (CBD): $67.2 million

CRE Investor-Owned - Maturity Wall

Maturity Year	Balance ($'millions)	Weighted Average Rate (%)	Weighted Average LTV (%)	Weighted Average DSCR (x)	% of Loans
2026	468	5.16%	60.4%	1.59x	2.84%
2027	997	4.97%	49.4%	1.86x	6.04%
Total	**1,465**	**5.03%**	**52.9%**	**1.77x**	**8.88%**

Notes:

- All data represents CRE Investor-Owned balances, excluding purchase accounting marks and Construction as of September 30, 2026, unless otherwise noted.
- WA rate includes borrower fixed-rate exposure for loans with swap contracts and excludes any benefit from back-to-back rate swaps
- WA LTV represents the weighted average of loan balances as of September 30, 2026 divided by their most recent appraisal value, which is generally obtained at the time of origination.
- WA DSCR represents the weighted average of net operating income on the property before debt service divided by the loan's respective annual debt service based on the most recent credit review of the borrower.

Footnotes:

(1) Other includes underlying co-operatives, single purpose, stores and some living units / mixed use, investor-owned 1-4 family, land / development, and other.
(2) Based on location of collateral.

22

OCEANFIRST

Northeast Outperforms Through Credit Cycles…



Global Financial Crisis
Hurricane Sandy
GFC Peak NCOs
0.29%
0.51%
0.63%
0.32%
0.80%
1.43%
Northeast
Mid Atlantic
Southeast
Midwest
Southwest
West
1.8x
2.2x
1.1x
2.8x
4.9x
COVID-19 Pandemic
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Q2-26
Northeast NCO / Avg Assets
Mid-Atlantic NCO / Avg Assets
Southeast NCO / Avg Assets
Midwest NCO / Avg Assets
Southwest NCO / Avg Assets
West NCO / Avg Assets

- Historically, net charge-offs for Northeastern headquartered banks have greatly outperformed major exchange-traded U.S. banks headquartered in other regions
- Median net charge-offs / average assets for Northeastern banks averaged 20 bps during the Global Financial Crisis compared to 50 bps for other regions.

Source: S&P Global.
Note: Commercial bank reporting is on a one quarter lag.

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Non-GAAP Reconciliations (1 of 2)

Non-GAAP Reconciliation

	For the Three Months Ended				
	September 30, 2026	**June 30, 2026**	**March 31, 2026**	**December 31, 2025**	**September 30, 2025**
Core Earnings:					
Net income available to common stockholders **(GAAP)**	$ 16,462	$ (3,029)	$ 20,506	$ 13,093	$ 17,330
Adjustments to exclude the impact of non-recurring and non-core items:					
Net loss (gain) on equity investments	10	347	354	(230)	7
Restructuring (release) charges	(49)	(71)	128	7,379	4,147
Credit risk transfer execution expense	-	-	-	1,283	-
FDIC special assessment release	-	-	-	-	(210)
Merger related expenses	37,088	42,765	4,150	4,253	-
Income tax benefit on items	(6,586)	(9,467)	(806)	(2,254)	(926)
Core earnings **(Non-GAAP)**	**$ 46,925**	**$ 30,545**	**$ 24,332**	**$ 23,524**	**$ 20,348**
Income tax expense	$ 13,031	$ 496	$ 6,548	$ 3,754	$ 5,156
Provision for credit losses	4,268	4,002	2,738	3,700	4,092
Less: income tax benefit on items	(6,586)	(9,467)	(806)	(2,254)	(926)
Core earnings PTPP **(Non-GAAP)**	**$ 70,810**	**$ 44,510**	**$ 34,424**	**$ 33,232**	**$ 30,522**
Core earnings diluted earnings per share	$ 0.48	$ 0.43	$ 0.43	$ 0.41	$ 0.36
Core earnings PTPP diluted earnings per share	$ 0.72	$ 0.63	$ 0.60	$ 0.58	$ 0.54
Core Ratios (Annualized):					
Return on average assets	0.80%	0.71%	0.68%	0.65%	0.60%
Return on average tangible stockholders' equity	10.35	8.92	8.56	8.21	7.19
Return on average tangible common equity	10.35	8.92	8.56	8.21	7.19
Efficiency ratio	61.75	66.20	66.76	68.19	70.30

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. . .Non-GAAP Reconciliations (2 of 2) 25 Non-GAAP Reconciliation For the Three Months Ended September 30, June 30, March 31, December 31, September 30, 2026 2026 2026 2025 2025 Tangible Equity: Total stockholders' equity $ 2,395,971 $ 2,411,080 $ 1,669,368 $ 1,662,550 $ 1,653,427 Less: Goodwill 530,846 529,836 517,481 517,481 523,308 Intangibles 84,491 90,613 8,198 9,046 9,934 Tangible stockholders' equity 1,780,634 1,790,631 1,143,689 1,136,023 1,120,185 Less: Preferred stock - - - - - Tangible common equity $ 1,780,634 $ 1,790,631 $ 1,143,689 $ 1,136,023 $ 1,120,185 Tangible Assets: Total Assets $ 23,370,456 $ 23,270,010 $ 14,556,336 $ 14,564,317 $ 14,324,664 Less: Goodwill 530,846 529,836 517,481 517,481 523,308 Intangibles 84,491 90,613 8,198 9,046 9,934 Tangible Assets $ 22,755,119 $ 22,649,561 $ 14,030,657 $ 14,037,790 $ 13,791,422 Tangible stockholders' equity to tangible assets 7.83% 7.91% 8.15% 8.09% 8.12% Tangible common equity to tangible assets 7.83% 7.91% 8.15% 8.09% 8.12%